UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2008
GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana (State or Other Jurisdiction of Incorporation or Organization)	0-21086 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

8000 Global Drive P.O. Box 442, Sulphur, LA (Address of Principal Executive Offices)	70665 70664-0442 (Zip Code)
Registrant’s Telephone Number, including Area Code: (337) 583-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 4, 2008, Global Industries, Ltd. issued a press release announcing its operating results for the three months ended June 30, 2008, a copy of which is attached as Exhibit 99.1 to this Report and incorporated into this Item 2.02.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of business acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions. Not applicable.

(d)	Exhibits. 99.1 Global Industries, Ltd. press release dated August 4, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
Date: August 4, 2008

	By:	/s/ Jeffrey B. Levos
		Name:	Jeffrey B. Levos
		Title:	Senior Vice President and Chief Financial Officer

	By:	/s/ Trudy P. McConnaughhay
		Name:	Trudy P. McConnaughhay
		Title:	Corporate Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Global Industries, Ltd. press release dated August 4, 2008.